Tempur Sealy  International, Inc.  (TPX) “Success is strengthening  our Iconic Brands  while driving higher  ROIC through  focused execution” 1 © 2020 Tempur Sealy International, Inc.

PURPOSE To Improve the Sleep of More People,  Every Night, All Around the World BACKGROUND Tempur Sealy is a market‐leading, vertically  integrated global company that develops,  retails, both on and offline, manufacturers  Three Months Ended  Twelve Months  Ended  and markets bedding products. December 31, 2019 December 31, 2019 Consolidated $ 871M                $ 3,106M Our long‐term strategy is to drive earnings  % Sales 100% 100% growth with high return on invested capital  North America $ 719M                $ 2,533M % Sales 83% 82% and robust free cash flow.  International $ 152M $ 573M % Sales 17% 18% We drive to achieve industry‐leading  Forward‐Looking Statements: This investor presentation contains statements that may be characterized as “forward‐looking” within the meaning of  sustainability and environmental initiatives.  federal securities laws. Please review carefully the cautionary statements and other information included in the Appendix under “Forward‐Looking  Statements”. Non‐GAAP Financial Information: This presentation includes financial measures not accepted under U.S. Generally Accepted Accounting Principles  ("GAAP"). Please refer to the footnotes and the explanations about such non‐GAAP financial measures, including reconciliations to the corresponding  GAAP financial measures, in the Appendix.  Footnotes: Please refer to the footnotes at the end of this presentation. 2 © 2020 Tempur Sealy International, Inc.

Product Sales Three Months Ended  Bedding  Other  December 31, 2019 Net Sales (unaudited) Products Products Consolidated $      791M $       80M $      871M YoY Growth 30.3% 16.1% 28.9% North America $      670M $       49M $      719M YoY Growth 37.0% 27.7% 36.3% International $      120M $       32M $      152M YoY Growth 2.6% 1.9% 2.4% Year Ended  Bedding  Other  December 31, 2019 Net Sales (unaudited) Products Products Consolidated $   2,835M $     271M $  3,106M YoY Growth 15.5% 9.3% 14.9% North America $   2,379M $     154M $  2,533M YoY Growth 18.9% 14.6% 18.6% International $      456M $     117M $      573M YoY Growth 0.6% 3.1% 1.1% 3 © 2020 Tempur Sealy International, Inc.

POWERFUL OMNI‐CHANNEL 4 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Powerful Omni‐Distribution Platform  Largest pillar of world‐wide distribution Wholesale  In process with significant distribution gains DTC  Significant worldwide revenue growth Web  Highly profitable and expanding gross margins DTC Company   Luxury showroom experience Owned   Significant worldwide revenue growth Stores  Highly profitable 5 © 2020 Tempur Sealy International, Inc.

Wholesale Strategy – New Distribution Tempur Sealy’s wholesale business strategy: • grow market share with existing  customers • win new business • expand into new channels of distribution Undergoing the largest expansion of doors  in the Company’s history 6 © 2020 Tempur Sealy International, Inc.

Wholesale Strategy – Value  Added Supplier  retailedge POWERED BY TEMPUR SEALY RetailEdge provides SHOPPER‐FOCUSED solutions that deliver a CONNECTED and PERSONALIZED experience across  all phases of the purchase journey. 7 © 2020 Tempur Sealy International, Inc.

TEMPUR SEALY

Winning Online: Wholesale and Direct to Consumer

Channel Type

Channel	Channel Type
TempurPedic.com Most profitable online bedding company in the world High growth and high margins	DIRECT TO CONSUMER
Compressed Bedding Products High-end: Tempur Cloud® *(Testing)* Mid-level: Cocoon by Sealy™ *(Significant growth)* Value: Sealy-to-go *(Significant growth)*	OMNI-CHANNEL
Alternative Channels (Web-based Retailers) Dedicated sales team with focus on eMarketplace sales growth High growth and stable margins	WHOLESALE
Traditional Retailers Online TPX proprietary RetailEdge training providing shopper-focused solutions High growth and stable margins	WHOLESALE

TEMPUR-PEDIC Sealy STEARNS & FOSTER

© 2020 Tempur Sealy International, Inc.

Direct to Consumer • Distribution network made up of high growth, high margin,   $120 Global Direct Revenue Web, Call Center, and Company‐owned stores • Strong growth within the direct channel, growing 62% in   $100 the fourth quarter of 2019  $80 • Long‐term direct target: 25% of Tempur‐Pedic net sales  $60 NORTH AMERICAN  INTERNATIONAL   $40 SALES CHANNEL SALES CHANNEL  $20 11% 22%  $‐ Q4 2017 Q4 2018 *Q4 2019 Intl NA 89% 78% Q4 global direct channel sales grew 99% over 2 years *Excluding Sleep Outfitters, Q4 global direct channel sales grew 50%  over 2 years Direct Wholesale Direct Wholesale 9 © 2020 Tempur Sealy International, Inc.

U.S. COMPANY‐OWNED STORE STRATEGY Tempur‐Pedic® Retail Stores: Sleep Outfitters®: High‐End Targeted Opportunity Broad‐Based Opportunity  Strategic Representation • Approximately 60 high‐end retail destinations, with  complementary co‐tenants, in high demographic areas • Regional bedding retailer that is strategically important  • Strategic market placement (125‐150 store vision) to the markets it serves for Tempur Sealy • Brand Ambassadors ‐ Tempur‐Pedic® only products • Store count: 97 • Consumer niche – prefer direct from manufacturer • Tempur, Sealy and Stearns & Foster merchandising • Premium ASP offering: $2,000 ‐ $4,500 • Wide range of ASP products:  $300 ‐ $4,500 10 © 2020 Tempur Sealy International, Inc.

U.S. RETAIL STORE FOOTPRINT New Manhattan Store in Bloomberg Building Opening June 20202 ~60 Tempur‐Pedic Retail Stores 97 Sleep Outfitters Stores 11 © 2020 Tempur Sealy International, Inc.

BRANDS & PRODUCTS 12 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

13 © 2020 Tempur Sealy International, Inc.

Tempur rated #1 Most Reliable and  #1 Highest Customer Satisfaction  by Australian consumers  14 © 2020 Tempur Sealy International, Inc.

New Products in 2020 ADVANCED SLEEP SENSING POWERED BY CLOUD AI NONINTRUSIVE & SECURE ACTIVEbreeze° 15 © 2020 Tempur Sealy International, Inc.

Complementary Product Strategy Tempur Sealy has  historically competed in  Branded Bedding Estimated 75% of Industry Revenues  ® Opportunity with  Non‐Branded Bedding  Estimated 25% of Industry Revenues 16 © 2020 Tempur Sealy International, Inc.

Portfolio of Brands Tempur‐Pedic • Tempur‐Pedic uniquely adapts, supports and  aligns to you to deliver truly life‐changing sleep $2,199‐$7,499 Stearns & Foster • The world’s finest beds made with exceptional  materials, time‐honored craftsmanship and  unparalleled design $1,499‐$4,999 Sealy • Every Sealy mattress combines smart innovation,  precise engineering and industry‐leading testing  to ensure quality and durability.  $399‐$2,499 Sherwood ‐ Private Label • Products for the value‐orientated consumer Under $1,299 17 © 2020 Tempur Sealy International, Inc.

GLOBAL MANUFACTURING 18 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

GLOBAL MANUFACTURING FOOTPRINT 35 International  Facilities 27 North American  Facilities Wholly owned and Joint Venture Tempur‐Pedic Facility Joint Venture Licensee 19 © 2020 Tempur Sealy International, Inc.

IMPROVEMENTS IN MANUFACTURING GLUE BRIDGES HEMMERS  PALLETIZATION  COMPRESSION EQUIPMENT 20 © 2020 Tempur Sealy International, Inc.

DRIVING SHAREHOLDER VALUE 21 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

Long‐term initiatives: • Develop the highest quality bedding products in all the  markets we serve • Promote our worldwide brands with compelling marketing • Optimize our powerful omni‐distribution platform to be  where consumers want to shop • Drive increases in EBITDA(1) Competitive advantages: • Consumer‐centric approach across brands, products and channels • Expanding wholesale and direct to consumer channels around the globe • Flexible operating model with world‐class manufacturing capabilities • Strong balance sheet with a leverage ratio(1) of 2.9x as of 12/31/19 • Significant operating cash flow 22 © 2020 Tempur Sealy International, Inc.

Fourth Quarter 2019   Net Sales Increased 29%  Direct Channel Net Sales Increased 62% Highlights  Record Operating Cash Flow of $113M Three Months Ended December 31st % Change ($ in millions, except for  Reported 2019 2018 Constant  EPS and % values) % Change (unaudited) Currency(1) Net Sales $871.3 $676.1 28.9% 29.2% Net Income 46.2 12.3 275.6% 276.4% EBITDA(1) 112.4 77.9 44.3% 44.6% EPS 0.84  0.22 281.8% 281.8% Adjusted EBITDA(1) $152.4 $117.9 29.3% 29.5% Adjusted EPS(1) 1.37 0.90 52.2% 52.2% 23 © 2020 Tempur Sealy International, Inc.

Full Year 2019   Net Income Increased 89%  Full Year EPS Increased 88% to $3.42 Highlights  Repurchased Over $100M of Shares  Year Ended December 31st % Change ($ in millions, except for  Reported 2019 2018 Constant  EPS and % values) % Change (unaudited) Currency(1) Net Sales $3,106.0 $2,702.9 14.9% 16.0% Net Income 189.5 100.5 88.6% 92.1% EBITDA(1) 468.4 356.1 31.5% 33.2% EPS 3.42  1.82 87.9% 91.2% Adjusted EBITDA(1) $508.1 $424.7 19.6% 21.0% Adjusted EPS(1) 4.01 2.96 35.5% 37.5% 24 © 2020 Tempur Sealy International, Inc.

 Expecting to deliver record full‐year net sales 2020 Targets   Expecting gross margin expansion  Making a record investment in advertising for 2020, which will  drive share of voice in the marketplace, inclusive of increased  cooperative advertising from new distribution(2)  On‐going share repurchases of $50M per quarter, increased  authorization to $300 million 2020 Financial Targets(3) and Assumptions Adjusted EBITDA(1) $575 to $650 M Depreciation & Amortization $135 to $140 M Capital Expenditures $100 to $110M  ($70M Maintenance) Interest Expense $80 to $85 M U.S.  Federal Tax Rate Range 27% to 28% Diluted Share Count 54M Shares 25 © 2020 Tempur Sealy International, Inc.

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE Tempur Sealy is committed to protecting and improving our communities and environment Environmental • In 2018, 72% of our North American facility waste  was recycled ‐ 16,066 barrels of oil, 51,152 trees, 16,070,577 KW hours,  3,009 tons of CO2, 21,062,772 gallons of water Social • Community Engagement ‐ Since 2011, donated nearly $300M of mattresses to charity ‐ Since 2017, more than $4M in product donated to victims  of natural disasters • Tempur Sealy Foundation ‐ Supporting charities that assist children and families  in Central Kentucky Governance • Majority of Directors on the Board are Independent • Subject executives to significant stock ownership guidelines  and holding requirements • Global Code of Business Conduct and Ethics • Internal Enterprise Risk Management  • International ethics line • Zero tolerance policy towards improper payments and bribes 26 © 2020 Tempur Sealy International, Inc.

2020 ENVIRONMENTAL, SOCIAL, AND  GOVERNANCE HIGHLIGHTS Raymond James ranked Tempur Sealy in the   Investing in solar panel technology for our largest  top quartile for ESG out of all companies they  mattress manufacturing operation, located in  consider a ‘Strong Buy’ Albuquerque, New Mexico  The solar panels will reduce(2) our annual electric  consumption purchased from public utility by  approximately 2 million kWh’s Ranked a ‘Strong Buy With the Best ESG  Score’ by Raymond James Source: ‘Raymond James Strategy for ESG Investing’ published February 10, 2020 27 © 2020 Tempur Sealy International, Inc.

Thank you for  your interest in  Tempur Sealy  International For more information please email:  investor.relations@tempursealy.com © 2020 Tempur Sealy International, Inc.

Appendix 29 © 2020 Tempur Sealy International, Inc. © 2020 Tempur Sealy International, Inc.

 Leverage ratio (1) decreased to below 3.0x, established new range of 2.5‐3.5x(4)  Fixed rate debt represents around 2/3 of total debt; capital structure contains  Debt Structure long dated maturities  Capital Allocation: Invest in the highest ROIC opportunities We believe in a consistent measured share repurchase pace and maintaining future  optionality (1) LEVERAGE (4) 4.00x MANDATORY MATURITY PROFILE 3.84x $600  3.65x Term A Loan 2023 Bond $450 3.50x 2026 Bond 3.22x $330 3.00x 2.92 $21  $21  $21  $32  2.50x 1Q19 2Q19 3Q19 4Q19 2020 2021 2022 2023 2024 2025 2026 Rating Agency Ratings • S&P: BB‐ reaffirmed as of November 2019 and updated to positive outlook • Moody’s: Ba3 reaffirmed as of September 2018 30 © 2020 Tempur Sealy International, Inc.

Leverage Reconciliation 31 © 2020 Tempur Sealy International, Inc.

Forward‐Looking Statements This investor presentation contains statements that may be characterized as "forward‐looking" within the meaning of the federal securities laws, which includes information concerning one or more of the Company's plans, guidance, objectives, goals, strategies, and other information that is not historical information. When used in this presentation the words "assumes,” “vision," "may,” “strategy," "estimates," "expects," "guidance," "anticipates,” “seeks," "projects," "plans," "proposed," "targets," "intends,” “goals," "believes," "will," and variations of such words or similar expressions are intended to identify such statements. These forward‐looking statements include, without limitation, statements relating to the Company’s expectations regarding EBITDA, adjusted EBITDA and performance generally for 2020 and subsequent periods, the Company’s expectations regarding optimizing worldwide distribution, expanding the direct‐to‐consumer business (including the Company’s Tempur‐branded retail store presence), investment in advertising, targeting of a new Sealy facility, investment in research and development, favorable commodities, favorable product launch expenses and the length of the product life cycle, the Company’s share repurchase program, the Company’s Aspirational Program and ongoing productivity initiatives. Any forward‐looking statements contained herein are based upon current expectations and beliefs and various assumptions. There can be no assurance that the Company will realize these expectations, meet its guidance or that these beliefs will prove correct. The Company undertakes no obligation to update any forward‐looking statement contained herein to reflect events or circumstances after the date on which such statement is made. Numerous factors, many of which are beyond the Company's control, could cause actual results to differ materially from those that may be expressed as forward‐looking statements in this presentation. These risk factors include the impact of the macroeconomic environment in both the U.S. and internationally on the Company’s business segments and expectations regarding growth of the mattress industry; uncertainties arising from global events, natural disasters or pandemics; the effects of strategic investments on the Company’s operations, including efforts to expand its global market share; the ability to develop and successfully launch new products; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the ability to increase sales productivity within existing retail accounts and to further penetrate the retail channel, including the timing of opening or expanding within large retail accounts and the timing and success of product launchesandtherelatedexpensesandlifecyclesofsuchproducts;the ability to continuously improve and expand the Company’s product line; the ability to maintain efficient, timely and cost‐effective production and delivery of products, and manage growth generally and in connection with the new or expanded supply agreements with Mattress Firm, Inc., Big Lots, Inc. and Beter Bed Holding N.V.; the effects of consolidation of retailers on revenues and costs; competition in the Company’s industry; consumer acceptance of the Company’s products; general economic, financial and industry conditions, particularly conditions relating to the financial performance and related credit issues present in the retail sector; financial distress among the Company’s business partners, customers and competitors; financial solvency and related problems experienced by other market participants; the Company’s ability to execute on its strategy to optimize and integrate the assets of Innovative Mattress Solutions, LLC (“iMS”) acquired by an affiliate of the Company (Sleep Outfitters); risks associated with the Company’s acquisition of 80% ownership of the assets of Sherwood Bedding, including the possibility that the expected benefits of the acquisition are not realized when expected or at all; the Company’s reliance on information technology and the associated risks involving potential security lapses and/or cyber‐based attacks; the outcome of pending tax audits or other tax, regulatory or investigation proceedings and pending litigation; changes in foreign tax rates and changes in tax laws generally, including the ability to utilize tax loss carryforwards; the Company’s capital structure and debt level, including its ability to meet financial obligations and continue to comply with the terms and financial ratio covenants of its credit facilities; changes in interest rates; effects of changes in foreign exchange rates on the Company’s reported earnings; changing commodity costs; disruptions in the supply of raw materials, or loss of suppliers; expectations regarding the Company’s target leverage and share repurchase program; sales fluctuations due to seasonality; the effect of future legislative or regulatory changes, including changes in international trade duties, tariffs and other aspects of international trade policy; the Company’s ability to protect its intellectual property; and disruptions to the implementation of the Company’s strategic priorities and business plan caused by abrupt changes in its executive management team. Other potential risk factors include the risk factors discussed under the heading "Risk Factors" under ITEM 1A of Part I of the Company’s Annual Report on Form 10‐K for the year ended December 31, 2018. There may be other factors that cause the Company’s actual results to differ materially from any of those expressed as forward‐looking statements herein. Note Regarding Historical Financial Information: In this investor presentation we provide or refer to certain historical information for the Company. For a more detailed discussion of the Company’s financial performance, please refer to the Company’s SEC filings. Note Regarding Trademarks, Trade Names and Service Marks: TEMPUR®, Tempur‐Pedic®, the TEMPUR‐PEDIC & Reclining Figure Design®, TEMPUR‐Adapt®, TEMPUR‐ProAdapt®, TEMPUR‐LuxeAdapt®, TEMPUR‐PRObreeze™, TEMPUR‐LUXEbreeze™, TEMPUR‐Cloud®, TEMPUR‐ Contour™, TEMPUR‐Rhapsody™, TEMPUR‐Flex®, THE GRANDBED BY TEMPUR‐PEDIC®, TEMPUR‐Simplicity™, TEMPUR‐Ergo®, TEMPUR‐UP™, TEMPUR‐Neck™, TEMPUR‐Symphony™, TEMPUR‐Comfort™, TEMPUR‐ Traditional™, TEMPUR‐Home™, SEALY®, SEALY POSTUREPEDIC®, STEARNS & FOSTER®, COCOON by Sealy™ and OPTIMUM™ are trademarks, trade names or service marks of Tempur Sealy International, Inc. and/or its subsidiaries. All other trademarks, trade names and service marks in this presentation are the property of the respective owners. Limitations on Guidance: The guidance included herein is from the Company’s press release and related earnings call on February 13, 2020. The Company is neither reconfirming this guidance as of the date of this investor presentation nor assuming any obligation to update or revise such guidance. See above. 32 © 2020 Tempur Sealy International, Inc.

Footnotes 1. Adjusted Net Income, EBITDA, adjusted EBITDA, leverage, leverage ratio, and constant currency are non‐GAAP financial measures. Please refer to the "Use of Non‐ GAAP Financial Measures and Constant Currency Information" on the subsequent slide for more information regarding the definitions of adjusted Net Income,  EBITDA, adjusted EBITDA, leverage, leverage ratio, and constant currency, including the adjustments (as applicable) from the corresponding GAAP information.  Amounts shown for 2020 financial targets on a previous slide represent management estimates of adjusted EBITDA performance based on the Company’s guidance  provided on February 13, 2020.  Please refer to “Forward‐Looking Statements” and “Limitations on Guidance” on the previous slide.  The Company notes that it is  unable to reconcile this forward‐looking non‐GAAP financial measure to GAAP net income, its most directly comparable forward‐looking GAAP financial measure,  without unreasonable efforts, because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that  would be expected to impact GAAP net income in 2020 but would not impact adjusted EBITDA. These items that impact comparability may include restructuring  activities, the impact of the termination of contracts with customers, foreign currency exchange rates, income taxes, and other items. The unavailable information  could have a significant impact on the Company's full year 2020 GAAP financial results. 2. Management estimates. 3. Based on the Company’s 2020 financial targets provided in the press release dated February 13, 2020 and the related earnings call on February 13, 2020. Please refer  to “Forward‐Looking Statements” and “Limitations on Guidance”. 4. Based on debt outstanding at December 31, 2019.  Excludes revolving debt, foreign loans and receivables securitization.  Term A Loan matures on October 16, 2024  provided that the 2023 Senior Notes are repaid or refinanced at least 180 days prior to maturity.   For more information please refer to the Company’s Annual Report  on Form 10‐K for the year ended December 31, 2018 and the Company’s Quarterly Report on Form 10‐Q for the period ended September 30, 2019.  5. For more information about the Aspirational Program and the terms of the aspirational PRSUs, please refer to the Company’s SEC filings. In addition, please refer to  “Forward Looking Statements”. 33 © 2020 Tempur Sealy International, Inc.

Use of Non‐GAAP Financial Measures and Constant Currency Information In this investor presentation and certain of its press releases and SEC filings, the Company provides information regarding adjusted net income, EBITDA, adjusted EBITDA, consolidated  funded debt less qualified cash, leverage and leverage ratio which are not recognized terms under U.S. Generally Accepted Accounting Principles (“GAAP”) and do not purport to be  alternatives to net income and earnings per share as a measure of operating performance or an alternative to total debt. The Company believes these non‐GAAP measures provide investors  with performance measures that better reflect the Company's underlying operations and trends, including trends in changes in margin and operating expenses, providing a perspective not  immediately apparent from net income and operating income. The adjustments management makes to derive the non‐GAAP measures include adjustments to exclude items that may cause  short‐term fluctuations in the nearest GAAP measure, but which management does not consider to be the fundamental attributes or primary drivers of the Company's business. The Company believes that exclusion of these items assists in providing a more complete understanding of the Company's underlying results from continuing operations and trends, and  management uses these measures along with the corresponding GAAP financial measures to manage the Company's business, to evaluate its consolidated and business segment  performance compared to prior periods and the marketplace, to establish operational goals and management incentive goals, and to provide continuity to investors for comparability  purposes. Limitations associated with the use of these non‐GAAP measures include that these measures do not present all of the amounts associated with the Company’s results as  determined in accordance with GAAP. These non‐GAAP measures should be considered supplemental in nature and should not be construed as more significant than comparable measures  defined by GAAP. Because not all companies use identical calculations, these presentations may not be comparable to other similarly titled measures of other companies. For more  information regarding the use of these non‐GAAP financial measures, please refer to the reconciliations on the following pages and the Company’s SEC filings. Constant Currency Information In this presentation the Company refers to, and in other communications with investors the Company may refer to, net sales or earnings or other historical financial information on a  "constant currency basis," which is a non‐GAAP financial measure. These references to constant currency basis do not include operational impacts that could result from fluctuations in  foreign currency rates. To provide information on a constant currency basis, the applicable financial results are adjusted based on a simple mathematical model that translates current period  results in local currency using the comparable prior corresponding period's currency conversion rate. This approach is used for countries where the functional currency is the local country  currency. This information is provided so that certain financial results can be viewed without the impact of fluctuations in foreign currency rates, thereby facilitating period‐to‐period  comparisons of business performance. EBITDA and Adjusted EBITDA A reconciliation of the Company's GAAP net income to EBITDA and adjusted EBITDA is provided on the subsequent slides. Management believes that the use of EBITDA and adjusted EBITDA  provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Adjusted Net Income  A reconciliation of the Company's GAAP net income to adjusted net income and a calculation of adjusted EPS are provided on subsequent slides. Management believes that the use of  adjusted net income and adjusted EPS also provides investors with useful information with respect to the Company’s operating performance and comparisons from period to period. Leverage Consolidated indebtedness less netted cash to adjusted EBITDA, which the Company may refer to as leverage, is provided on a previous slide and is calculated by dividing consolidated  indebtedness less netted cash, as defined by the Company’s senior secured credit facility, by adjusted EBITDA. The Company provides this as supplemental information to investors regarding  the Company’s operating performance and comparisons from period to period, as well as general information about the Company's progress in reducing its leverage. 34 © 2020 Tempur Sealy International, Inc.

Adjusted EBITDA Reconciliation 35 © 2020 Tempur Sealy International, Inc.

Adjusted Net Income and Adjusted EPS 36 © 2020 Tempur Sealy International, Inc.

Adjusted Net Income and Adjusted EPS 37 © 2020 Tempur Sealy International, Inc.

Aspirational Program[5]

- The Company has an Aspirational Program which is a unique long-term program designed to provide extraordinary compensation for extraordinary performance. The Company seeks to accomplish these goals in a way that rewards performance that is aligned with its stockholders' interest as exemplified by the Company's Aspirational Program.
  - Performance restricted stock units ("PRSUs") for approximately 1.7 million shares of the Company's common stock were granted to over 150 employees as of 12/31/19
  - PRSUs will vest based on adjusted EBITDA[1] performance measured on a rolling 4 quarter basis during two performance periods -- 2018 and 2019; and 2020
  - If the minimum performance target is met for the applicable period, awards become payable shortly after the applicable period. If an officer or employee leaves for any reason prior to vesting, all of his or her PRSUs will be forfeited, subject to certain limited exceptions

Achievement Schedule

	January 1, 2020 – December 31, 2020 (Period 2)		
Adjusted EBITDA (in millions)	**% of Total Grant of PRSUs That Will Vest**	**# Shares That Will Vest**	**Full Year Dilution Impact***
≥ $650	50%	850,000	1.5%
$600	33%	570,000	1.0%
< $600	0%	0	0.0%

- Measured quarterly on a trailing four quarter period
- If an award is earned in the first period the program ends, subject to a change of control provision
- Prorated based on performance between $600 & $650, but is only payable at the end of the respective period

*Assumed share count as of 12/31/19

38

© 2020 Tempur Sealy International, Inc.